UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2007 (December 20, 2006)

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001

(Address of principal executive offices)
(Zip Code)

(866) 655-1620

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard Opportunity REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on December 27, 2006 to provide the required financial statements relating to our acquisition of three office buildings located in Irving, Texas (collectively referred to as “Las Colinas Commons”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to Las Colinas Commons that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01                               Financial Statements and Exhibits.

		Page
(a)	Financial Statements of Businesses Acquired.

	Independent Auditors’ Report	3

	Statement of Revenues and Certain Operating Expenses for the nine months ended September 30, 2006 (unaudited) and for the year ended December 31, 2005	4

	Notes to the Statement of Revenues and Certain Operating Expenses	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006	8

	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006	9

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

(c)	Shell Company Transactions.

	Not applicable.

(d)	Exhibits.

	None.

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Behringer Harvard Opportunity REIT I, Inc.

Addison, Texas

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Las Colinas Commons, a business complex which consists of three office buildings located in Irving, Texas (collectively, the “Properties”) for the year ended December 31, 2005.  This Historical Summary is the responsibility of the Properties’ management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Behringer Harvard Opportunity REIT I, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the Historical Summary of the Properties for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas

February 5, 2007

Las Colinas Commons

Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2006 (Unaudited) and

For the Year Ended December 31, 2005

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2006	2005
	(unaudited)
Revenues:
Rental revenue	$1,300,459	$1,598,193
Tenant reimbursement income	514,685	506,996

Total revenues	1,815,144	2,105,189

Certain operating expenses:
Property operating expenses	626,398	768,253
Real estate taxes	260,508	337,382
General and administrative expenses	102,352	141,265
Property management fees	52,158	51,723

Total certain operating expenses	1,041,416	1,298,623

Revenues in excess of certain operating expenses	$773,728	$806,566

See accompanying notes to statement of revenues and certain operating expenses.

Las Colinas Commons
Notes to the Statement of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2006 (Unaudited) and
For the Year Ended December 31, 2005

1.                          Basis of Presentation

On December 20, 2006, Behringer Harvard Opportunity REIT I, Inc. (the “Company”) acquired Las Colinas Commons, a business complex which consists of three office buildings containing approximately 239,000 combined rentable square feet (unaudited) located on approximately 17.3 acres (unaudited) of land in Irving, Texas (collectively the “Properties”).  The Properties consist of the following office buildings:

•                  a three-story office building, built in 1979, containing approximately 62,000 rentable square feet (unaudited);

•                  a two-story office building, built in 1981, containing approximately 162,000 rentable square feet (unaudited); and

•                  a single-story office building, built in 2001, containing approximately 15,000 rentable square feet (unaudited).

The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and certain operating expenses of the Properties, exclusive of items which may not be comparable to the proposed future operations of the Properties such as depreciation and amortization, interest expense and corporate expenses.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2006 included in this report are unaudited.  In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consist of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

2.                          Principles of Reporting and Use of Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period.  Actual results may differ from those estimates.

3.                          Significant Accounting Policies

Revenue Recognition

The Properties’ operations consist of rental income earned from their tenants under lease agreements which generally provide for minimum rent payments.  All leases have been accounted for as operating leases.  Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, including the effect of any rent holidays, which amounted to an increase in rental income of approximately $106,000 for the nine months ended September 30, 2006 (unaudited) and approximately $564,000 for the year ended December 31, 2005.

Tenant reimbursement income consists of recovery of certain basic operating costs over an established base amount.  Recoveries are recognized as revenue in the period the applicable costs are incurred.

Las Colinas Commons

Notes to the Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2006 (Unaudited) and

For the Year Ended December 31, 2005

4.                          Leases

The aggregate annual minimum future rental income on the non-cancelable operating leases held in effect as of December 31, 2005 for the next five years are as follows:

Year Ending December 31:
2006	$1,598,802
2007	1,672,230
2008	1,700,274
2009	1,798,544
2010	1,805,791
Thereafter	7,624,349
$16,199,990

Minimum future rental income represents the base rent required to be paid under the terms of the leases exclusive of charges for contingent rents, electrical services, real estate taxes, and operating cost escalations.  There were no contingent rents in 2005.

5.                          Concentrations

The following presents rental income (base rent) from tenants who individually represented more than 10% of the Properties’ rental revenues for the year ended December 31, 2005:

Name	Amount
First Horizon Home Loan Corporation	$1,276,986
YMCA of Metropolitan Dallas	225,935

*****

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information

On December 20, 2006, we acquired Las Colinas Commons, a business complex which consists of three office buildings containing approximately 239,000 combined rentable square feet located on approximately 17.3 acres of land in Irving, Texas (collectively referred to as “Las Colinas Commons” or the “Properties”), through Behringer Harvard Las Colinas LP, a wholly-owned subsidiary of Behringer Harvard Opportunity OP I, LP, our operating partnership.  The Properties consist of the following office buildings:

•                  a three-story office building, built in 1979, containing approximately 62,000 rentable square feet;

•                  a two-story office building, built in 1981, containing approximately 162,000 rentable square feet; and

•                  a single-story office building, built in 2001, containing approximately 15,000 rentable square feet.

The contract purchase price of the Properties, exclusive of closing costs, was approximately $15.9 million, which was paid entirely through the use of proceeds of our offering of common stock to the public.

In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

as of September 30, 2006

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired the Properties as of September 30, 2006.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statements of Operations and the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2006.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on September 30, 2006, nor does it purport to represent our future financial position.

		Prior Acquisitions
	September 30, 2006	Pro Forma	Pro Forma
	as Reported	Adjustments	Adjustments	Pro Forma
	(a)	(b)	(c)	September 30, 2006
Assets
Real estate
Land and improvements, net	$3,451,715	$8,939,300	$2,683,124	$15,074,139
Buildings and improvements, net	30,848,877	78,900,958	9,888,278	119,638,113
Real estate under development	17,379,912	5,359,843	—	22,739,755
Total real estate	51,680,504	93,200,101	12,571,402	157,452,007

Cash and cash equivalents	86,179,385	(59,303,464)	(16,406,126)	10,469,795
Restricted cash	1,992,215	137,966	—	2,130,181
Accounts receivable, net	750,771	51,045	—	801,816
Prepaid expenses and other assets	90,309	375,646	20,429	486,384
Escrow deposits	360,500	—	—	360,500
Furniture, fixtures and equipment, net	—	7,840,693	—	7,840,693
Deferred financing fees, net	1,006,081	1,127,370	—	2,133,451
Note receivable	—	1,718,359	—	1,718,359
Lease intangibles, net	4,407,835	5,229,072	4,269,696	13,906,603
Other intangibles, net	—	10,826,333	—	10,826,333
Total assets	$146,467,600	$61,203,121	$455,401	$208,126,122

Liabilities and stockholders’ equity
Liabilities
Mortgages payable	$23,778,459	$55,000,000	$—	$78,778,459
Accounts payable	1,005,739	—	—	1,005,739
Payables to affiliates	2,550,135	—	—	2,550,135
Acquired below-market leases, net	2,062,410	2,459,144	338,657	4,860,211
Dividends payable	205,230	—	—	205,230
Accrued liabilities	992,382	426,002	116,744	1,535,128
Subscriptions for common stock	451,781	—	—	451,781
Other liabilities	—	820,000	—	820,000
Total liabilities	31,046,136	58,705,146	455,401	90,206,683

Commitments and contingencies
	116,154	2,500,000	—	2,616,154
Minority interest

Stockholders’ equity
Preferred stock, $.0001 par value per share; 50,000,000 shares authorized, none outstanding	—	—	—	—
Convertible stock, $.0001 par value per share; 1,000 shares authorized, 1,000 shares issued and outstanding	—	—	—	—
Common stock, $.0001 par value per share; 350,000,000 shares authorized, 13,107,787 shares issued and outstanding	1,311	—	—	1,311
Additional paid-in capital	114,591,348	—	—	114,591,348
Cumulative distributions and retained earnings (deficit)	712,651	(2,025)	—	710,626
Total stockholders’ equity	115,305,310	(2,025)	—	115,303,285
Total liabilities and stockholders’ equity	$146,467,600	$61,203,121	$455,401	$208,126,122

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2006

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the Properties on January 1, 2005.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2006.  The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Nine Months Ended	Prior Acquisitions	Statement of
	September 30, 2006	Pro Forma	Revenues and			Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma		Nine Months Ended
	(a)	(b)	(c)	Adjustments		September 30, 2006

Rental revenue	$1,791,128	$10,297,897	$1,815,144	$4,221	(d)	$13,908,390

Expenses
Property operating expenses	700,505	1,848,004	626,398	—		3,174,907
Interest expense	127,665	2,375,598	—	—		2,503,263
Real estate taxes	190,878	1,441,860	260,508	—		1,893,246
Property management fees	57,841	174,789	52,158	(52,158	)(e)	314,311
				81,681	(f)
Asset management fees	87,396	676,287	—	89,566	(g)	853,249
General and administrative	578,613	184,063	102,352	—		865,028
Depreciation and amortization	577,309	4,550,819	—	590,033	(h)	5,718,161
Total expenses	2,320,207	11,251,420	1,041,416	709,122		15,322,165

Interest income	1,786,905	64,438	—	—		1,851,343
Minority interest	130,697	57,377	—	—		188,074

Net income (loss)	$1,388,523	$(831,708)	$773,728	$(704,901)		$625,642

Weighted average shares outstanding:
Basic	7,701,098			4,963,563	(i)	12,664,661
Diluted	7,716,576			4,948,883	(i)	12,665,459

Earnings per share:
Basic	$0.18					$0.05
Diluted	$0.18					$0.05

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the Properties on January 1, 2005.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2005.  The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Year Ended	Prior Acquisitions	Statement of
	December 31, 2005	Pro Forma	Revenues and			Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma		Year Ended
	(a)	(b)	(c)	Adjustments		December 31, 2005

Rental revenue	$—	$15,865,713	$2,105,189	$5,628	(d)	$17,976,530

Expenses
Property operating expenses	—	3,237,717	768,253	—		4,005,970
Interest expense	—	3,167,465	—	—		3,167,465
Real estate taxes	—	1,680,653	337,382	—		2,018,035
Property management fees	—	315,552	51,723	(51,723	)(e)	410,286
				94,734	(f)
Asset management fees	—	1,009,253	—	119,422	(g)	1,128,675
General and administrative	159,163	289,152	141,265	—		589,580
Depreciation and amortization	—	6,830,603	—	786,710	(h)	7,617,313
Total expenses	159,163	16,530,395	1,298,623	949,143		18,937,324

Interest income	55,930	85,918	—	—		141,848
Minority interest	—	37,713	—	—		37,713

Net income (loss)	$(103,233)	$(541,051)	$806,566	$(943,515)		$(781,233)

Basic and diluted weighted average shares outstanding	174,833			12,475,326	(i)	12,650,159

Basic and diluted loss per share	$(0.59)					$(0.06)

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statement

Unaudited Pro Forma Consolidated Balance Sheet

a.                                       Reflects our historical balance sheet as of September 30, 2006.

b.                                      Reflects the adjustment to the allocation of the purchase price for the Ferncroft Corporate Center acquired on July 13, 2006 and the acquisition of Chase Park Plaza on December 8, 2006 and Bent Tree Green on December 13, 2006.

c.                                       Reflects the acquisition of the Properties for approximately $16.4 million, inclusive of closing costs.  The acquisition was funded entirely with cash on hand.  We allocated our purchase price to the assets and liabilities below and estimated the remaining useful lives of the tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$2,683,124	—
Building	9,888,278	25 years
Above/below-market leases, net	(51,704)	9.2 years
Tenant improvements, leasing commissions & legal fees	2,533,812	9.2 years
In-place leases	345,757	9.2 years
Tenant relationships	1,103,174	14.2 years
Prepaid expenses and other assets	20,429	—
Prepaid rent	(57,638)	—
Other liabilities	(59,106)	—
	$16,406,126

We allocated the purchase price to the above tangible and identified intangible assets based on their relative fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” and No. 142, “Goodwill and Other Intangible Assets” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings.  Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods.  The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases.  We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases using the straight-line method.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant.  The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model.  The estimates of fair value of in-place leases include an estimate of carrying costs during the expected lease-up periods for the respective spaces, considering current market conditions.  In estimating fair value of in-place leases, we consider items such as real estate taxes, insurance and other operating expenses, as well as lost rental revenue during the expected lease-up period and carrying costs that would have otherwise been incurred had the leases not been in place, including tenant improvements and commissions.  The estimates of the fair value of tenant relationships also include costs to execute similar leases, including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

We amortize the value of in-place leases to expense over the term of the respective leases.  The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building.  Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006

a.                                       Reflects our historical operations for the nine months ended September 30, 2006.

b.                                      Reflects the combined pro forma results for the following properties for periods prior to the respective acquisition date:

Property	Acquisition Date
12600 Whitewater	March 1, 2006
Ferncroft Corporate Center	July 13, 2006
Chase Park Plaza	December 8, 2006
Bent Tree Green	December 13, 2006

c.                                       Reflects the historical revenues and certain expenses of the Properties.

d.                                      Reflects the straight-line amortization of the above-market and below-market lease values over the remaining non-cancelable terms of the leases of approximately 110 months.

e.                                       Reflects the reversal of historical property management fees for the Properties.

f.                                         Reflects the property management fees associated with the current management of the Properties.  The properties are managed by HPT Management Services LP, our affiliate, for a fee of 4.5% of annual gross revenues, as defined in the property management agreement.

g.                                      Reflects the asset management fees associated with the Properties.  The assets are managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.75% of the asset value.

h.                                      Reflects the depreciation and amortization of the Properties using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$9,888,278	25 years
Real estate intangibles (1)	2,827,865	9.2 years
Tenant relationships	1,103,174	14.2 years

(1)      Included in real estate intangibles are approximately $287,000 of above-market lease values and approximately $339,000 of below-market lease values, which is amortized to rental income. See Note d.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

i.                                          Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of our property investments.  The adjustment is computed as follows:

Cash needed to acquire 12600 Whitewater	$9,040,524
Cash needed to acquire Ferncroft Corporate Center	27,836,297
Cash needed to acquire Chase Park Plaza	47,270,542
Cash needed to acquire Bent Tree Green	12,032,922
Cash needed to acquire Las Colinas Commons	16,406,126
$112,586,411

Net cash received from each share of common stock issued	$8.90 (1)

Common stock needed to purchase the properties listed above	12,650,159
Plus basic weighted average of common stock actually outstanding for the nine months ended September 30, 2006 in excess of 12,650,159	14,502
Less historical basic weighted average of common stock outstanding at September 30, 2006	(7,701,098)
4,963,563

Common stock needed to purchase the properties listed above	12,650,159
Plus diluted weighted average of common stock actually outstanding for the nine months ended September 30, 2006 in excess of 12,650,159	15,300
Less historical diluted weighted average of common stock outstanding at September 30, 2006	(7,716,576)
4,948,883

(1)      Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share and $0.20 organization and offering costs per share.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005

a.                                       Reflects our historical operations for the year ended December 31, 2005.

b.                                      Reflects the combined pro forma results for the following properties for periods prior to the respective acquisition date:

Property	Acquisition Date
12600 Whitewater	March 1, 2006
Ferncroft Corporate Center	July 13, 2006
Chase Park Plaza	December 8, 2006
Bent Tree Green	December 13, 2006

c.                                       Reflects the historical revenues and certain expenses of the Properties.

d.                                      Reflects the straight-line amortization of the above-market and below-market lease values over the remaining non-cancelable terms of the leases of approximately 110 months.

e.                                       Reflects the reversal of historical property management fees for the Properties.

f.                                         Reflects the property management fees associated with the current management of the Properties.  The properties are managed by HPT Management Services LP, our affiliate, for a fee of 4.5% of annual gross revenues, as defined in the property management agreement.

Behringer Harvard Opportunity REIT I, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

g.                                      Reflects the asset management fees associated with the Properties.  The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.75% of the asset value.

h.                                      Reflects the depreciation and amortization of the Properties using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$9,888,278	25 years
Real estate intangibles (1)	2,827,865	9.2 years
Tenant relationships	1,103,174	14.2 years

(1)      Included in real estate intangibles are approximately $287,000 of above-market lease values and approximately $339,000 of below-market lease values, which is amortized to rental income. See Note d.

i.                                          Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of our property investments.  The adjustment is computed as follows:

Cash needed to acquire 12600 Whitewater	$9,040,524
Cash needed to acquire Ferncroft Corporate Center	27,836,297
Cash needed to acquire Chase Park	47,270,542
Cash needed to acquire Bent Tree Green	12,032,922
Cash needed to acquire Las Colinas Commons	16,406,126
	$112,586,411

Net cash received from each share of common stock issued	$8.90	(1)

Common stock needed to purchase the properties listed above	12,650,159
Less historical weighted average of common stock outstanding at December 31, 2005	(174,833)
	12,475,326

(1)    Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share and $0.20 organization and offering costs per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: February 9, 2007	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer